UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005

COUNTRYWIDE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8422	13-2641992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Park Granada, Calabasas, California 91302
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 225-3000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On February 22, 2005, the Compensation Committee of Countrywide Financial Corporation’s Board of Directors took the following actions:

     The Committee approved an amendment to the 2000 Equity Incentive Plan of Countrywide Financial Corporation. The amendment permits Countrywide Financial Corporation to grant stock appreciation rights settled in stock pursuant to the plan. The amendment also authorizes the Compensation Committee to operate the plan in compliance with Section 409A of the Internal Revenue Code of 1986, as amended, including by unilaterally amending the awards granted under the plan without the consent of the participants in order to maintain compliance with Section 409A. This description of the amendment is qualified by reference to the amendment and the form of Performance Vested Stock Appreciation Right Agreement, copies of which are filed, respectively, as Exhibits 10.1 and 10.2 to this Current Report.

     The Committee approved an amendment to the Countrywide Financial Corporation Change in Control Severance Plan. The plan determines separation payments based on classifications of employees by title. Previously, the highest classification was for managing directors. The amendment adds a new classification level, and a higher separation payment, for senior managing directors. This description of the amendment is qualified by reference to the amendment, a copy of which is filed as Exhibit 10.3 to this Current Report.

     The Committee approved the adoption of the Countrywide Financial Corporation Senior Management Incentive Plan, effective as of January 1, 2005. Plan participants will include senior managing directors and managing directors of Countrywide Financial Corporation and its subsidiaries. Participants will be eligible to earn target awards based on the achievement of performance goals established by Countrywide Financial Corporation and approved by the Compensation Committee. This description of the plan is qualified by reference to the plan, a copy of which is filed as Exhibit 10.4 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Second Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation.

10.2	Form of Performance Vested Stock Appreciation Right Agreement pursuant to the 2000 Equity Incentive Plan of Countrywide Financial Corporation.

10.3	Amendment Two to Countrywide Financial Corporation Change in Control Severance Plan.

10.4	Countrywide Financial Corporation Senior Management Incentive Plan dated as of January 1, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005	COUNTRYWIDE FINANCIAL CORPORATION
	By:	/s/ ANNE McCALLION
	Name:	Anne McCallion
	Title:	Senior Managing Director, Finance

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EXHIBIT INDEX

Exhibit
No.
10.1	Second Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation.

10.2	Form of Performance Vested Stock Appreciation Right Agreement pursuant to the 2000 Equity Incentive Plan of Countrywide Financial Corporation.

10.3	Amendment Two to Countrywide Financial Corporation Change in Control Severance Plan.

10.4	Countrywide Financial Corporation Senior Management Incentive Plan dated as of January 1, 2005.

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